THE LIFETIME ACHIEVEMENT FUND

(LFTAX)

a series of Northern Lights Fund Trust III

Supplement dated February 10, 2015

to the Prospectus and Statement of Additional Information dated May 1, 2014

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Effective immediately, the Lifetime Achievement Fund has removed the redemption fee on shares redeemed within ninety (90) days of purchase and will no longer be imposed on shares of the Fund. All references to a redemption fee in the Prospectus and Statement of Additional Information are hereby deleted.

In addition, the fee table contained in the “Fees and Expenses of the Fund” section of the Prospectus is revised as follows:

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	2.50%
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	0.25%
Total Other Expense	0.23%
Interest Expense and Cost of Borrowing	0.04%
Remaining Other Expenses	0.19%
Acquired Fund Fees and Expenses (1)	0.85%
Total Annual Fund Operating Expenses	2.08%

(1) The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund.

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This Supplement, and the Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2014, provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling 1-888-339-4230.

Please retain this Supplement for future reference.